SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                -----------------
                                    FORM 8-K
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                     Date of Report (Date of earliest event
                          reported): December 19, 2002



                                  LUMENIS LTD.
                              ---------------------
             (Exact name of registrant as specified in its charter)



    Israel                       0-13012                            N.A.
----------------         ------------------------            -------------------
(State or other          (Commission File Number)             (I.R.S. Employer
jurisdiction of                                              Identification No.)
incorporation or
organization)



P.O. Box 240, Yokneam, Israel                                         20692
----------------------------------------                            ----------
(Address of principal executive offices)                            (Zip Code)


                         Registrant's telephone number,
                              including area code:
                         ------------------------------
                                 972-4-959-9000

Item 5. Other Events

     On December 19, 2002, Lumenis Ltd. (the "Company") announced that Yacha Sutton was retiring as Chief Executive Officer; that Arie Genger, the Company's Vice Chairman, would assume the duties of Chief Executive Officer; and that the Company's Board of Directors had formed a search committee and will engage an executive search firm to search for a permanent Chief Executive Officer.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                  LUMENIS LTD.


                                  By:  /s/Stephen B. Kaplitt
                                       ---------------------------------------
                                       Stephen B. Kaplitt
                                       Executive Vice President, General Counsel
                                          and Secretary.

Dated: December 20, 2002